UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
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☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12
CENTRAL FEDERAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
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2923 Smith Road
Fairlawn, Ohio 44333
(330) 666-7979
April 18, 2006
Fellow Shareholders:
      You are cordially invited to attend the Annual Meeting of shareholders of Central Federal Corporation which will be held at Fairlawn Country Club located at 200 North Wheaton Road, Fairlawn, Ohio, on Thursday, May 18, 2006 at 10:00 a.m., local time.
      The attached notice of the Annual Meeting and proxy statement describe the formal business to be transacted at the Meeting. Directors and officers of the Company, as well as a representative of Crowe Chizek and Company LLC, the Company’s independent auditors, will be present at the Meeting to respond to any questions that shareholders may have regarding the business to be transacted. In addition, the Meeting will include management’s report on the Company’s financial performance for 2005.
      The Board of Directors of Central Federal Corporation has determined that matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders, and the Board unanimously recommends that you vote “FOR” the nominees as directors specified under Proposal 1 and “FOR” ratification of the appointment of Crowe Chizek and Company LLC as independent auditors of the Company for 2006 as specified under Proposal 2.
      Your vote is very important. Whether or not you expect to attend, please read the enclosed proxy statement and then complete, sign and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares will be represented. If you attend the Meeting, you may vote in person even if you have previously mailed a proxy card.
      On behalf of the Board of Directors and all of the employees, thank you for your continued interest and support.

Sincerely yours,

Mark S. Allio
Chairman, President and Chief Executive Officer

PROXY STATEMENT
VOTING PROCEDURES
CORPORATE GOVERNANCE
PROPOSAL 1. ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
STOCK OWNERSHIP

2923 Smith Road
Fairlawn, Ohio 44333
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on May 18, 2006
       NOTICE IS HEREBY GIVEN that the Annual Meeting of shareholders of Central Federal Corporation will be held Thursday, May 18, 2006 at the Fairlawn Country Club located at 200 North Wheaton Road, Fairlawn, Ohio at 10:00 a.m., local time.
      The purpose of the Meeting is to consider and vote upon the following matters:

1.	The election of two Directors for terms of three years each, or until their successors are elected and qualified;

2.	The ratification of the appointment of Crowe Chizek and Company LLC as independent auditors of the Company for the year ending December 31, 2006; and

3.	Such other matters as may properly come before the Meeting. The Board of Directors is not aware of any other business to come before the Meeting.
      Record holders of the common stock of Central Federal Corporation at the close of business on April 7, 2006 are entitled to receive notice of the Meeting and to vote at the Meeting and any adjournment or postponement of the Meeting. The Meeting may be adjourned to permit the Company to solicit additional proxies in the event that there are insufficient votes for a quorum or to approve or ratify any of the aforementioned proposals at the time of the Meeting. A list of shareholders entitled to vote will be available at the Meeting and for the ten days preceding the Meeting at CFBank, 2923 Smith Road, Fairlawn, Ohio.

By the Order of the Board of Directors

Eloise L. Mackus
Corporate Secretary
Fairlawn, Ohio
April 18, 2006
Important: The prompt return of proxies will save the company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

PROXY STATEMENT
Information Concerning Solicitation and Voting
      Your vote is very important. This proxy statement, proxy card and 2005 Annual Report are being sent on or about April 18, 2006 to shareholders of Central Federal Corporation (the Company) in connection with the solicitation of proxies by the Board of Directors for the Annual Meeting of Shareholders (the Meeting). The Board of Directors encourages you to read this proxy statement thoroughly and to take this opportunity to vote on the matters to be decided at the Meeting.
VOTING PROCEDURES
Who is Entitled to Vote?
      You are entitled to vote your common stock if the Company’s records show that you held your shares as of the close of business on April 7, 2006. As of the close of business on that date, a total of 4,543,662 shares of common stock were outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter presented at the Meeting, except that, as provided in the Company’s Certificate of Incorporation, record holders of common stock who beneficially own, either directly or indirectly, in excess of 10% of the outstanding shares of common stock (the 10% limit) are not entitled to any vote of their shares that are in excess of the 10% limit, and those shares are not treated as outstanding for voting purposes.
      A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company’s Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the 10% limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the 10% limit supply information to the Company to enable the Board of Directors to implement and apply the 10% limit.
      As of the record date, April 7, 2006, no person was known to the Company to be the beneficial owner of more than 5% of the Company’s outstanding common stock, and thus no person was subject to the 10% limit.
How Do I Vote?
      Other than by attending the Meeting and voting in person, shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. If you hold your shares through a broker, bank or other nominee (i.e. in “street name”), you will receive separate instructions from the nominee describing how to vote your shares.
What are the Matters to be Presented?
      There are two proposals that will be presented for your consideration at the Meeting:

1)	Election of two directors; and

2)	Ratification of appointment of independent auditors for 2006.
What are the Voting Recommendations of the Board of Directors?
      The Company’s Board of Directors is sending you this proxy statement for the purpose of requesting that you allow your shares of Company common stock to be represented at the Meeting by persons named in the enclosed proxy card. All shares of Company common stock represented at the Meeting by properly executed proxies will be voted according to the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.
      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE TO THE BOARD OF DIRECTORS AND “FOR” RATIFICATION OF CROWE CHIZEK AND COMPANY LLC AS INDEPENDENT AUDITORS.
What Vote is Required for each Proposal?
      In voting on the election of Directors (Proposal 1), you may vote in favor of any or all of the nominees or withhold authority to vote for the nominees. Directors are elected by a plurality of the votes cast. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.
      In voting on the ratification of Crowe Chizek and Company LLC as independent auditors of the Company (Proposal 2) and all other matters that may properly come before the Meeting, you may vote in favor of the proposal, vote against the proposal or abstain from voting. Under the Company’s Bylaws and Delaware law, an affirmative vote of the holders of a majority of the votes cast at the Meeting on Proposal 2 is required to constitute shareholder approval. Shares underlying broker non-votes or in excess of the 10% limit will not be counted as present and entitled to vote or as votes cast and will have no effect on the vote. If there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.
      The Company is not aware of any other matters to be presented at the Meeting. If any matters not described in this proxy statement are properly presented at the Meeting, the persons named in the proxy card will use their best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the Meeting in order to solicit additional proxies. If the Meeting is postponed or adjourned, your Company common stock may be voted by the persons named on the proxy card on the new Meeting date as well, unless you have revoked your proxy.
What Constitutes a Quorum for the Meeting?
      The Meeting will be held if a quorum, consisting of a majority of outstanding shares of common stock entitled to vote (after subtracting any shares in excess of the 10% limit) is represented at the Meeting. If you return valid proxy instructions or attend the Meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining a quorum. A broker non-vote occurs when a broker, bank, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to the item and has not received voting instruction from the beneficial owner.
Can I Revoke or Change My Vote After I Submit My Proxy?
      You may revoke your proxy at any time before the vote is taken at the Meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the Meeting, deliver to the Company another proxy that bears a later date, or attend the Meeting and vote your shares in person. Attendance at the Meeting will not in itself revoke your proxy. If your Company common stock is held in street name and you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.
Who Will Count the Vote?
      The Company’s transfer agent, Registrar and Transfer Company, will tally the vote, which will be certified by an independent Inspector of Election. The Board of Directors has designated Stanley L. Apple of Moore, Stephens, Apple to act as the inspector of election. Mr. Apple is not otherwise employed by or a director of the Company or any of its affiliates. After the final adjournment of the Meeting, the proxies will be returned to the Company.
Who Can Attend the Meeting?
      If you are a shareholder of record as of the close of business on April 7, 2006, you may attend the Meeting. However, if you are a beneficial owner of Company common stock held by a broker, bank or other nominee, you will need proof of ownership to be admitted to the Meeting. A recent brokerage statement or letter from a bank or broker would serve as proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the Meeting, you will have to get a written proxy in your name from the broker, bank, or other nominee who holds your shares.
CORPORATE GOVERNANCE
General
      The Company continues to review its corporate governance policies and practices. This includes comparing its current policies and practices to policies and practices suggested by various groups or authorities active in corporate governance and practices of other public companies. Based upon this review, the Company expects to adopt any changes that the Board of Directors believes are the best corporate governance policies and practices for the Company. The Company will adopt changes, as appropriate, to maintain compliance with the Sarbanes-Oxley Act of 2002 and any rule changes made by the Securities and Exchange Commission and the Nasdaq® Stock Market, Inc.
Code of Business Conduct and Ethics
      Since the Company’s inception in 1998, it has had a Code of Business Conduct and Ethics (Code of Conduct). The Company requires all directors, officers and other employees of the Company and its wholly owned subsidiary, CFBank, to adhere to the Code of Conduct in addressing the legal and ethical issues encountered in conducting their work. The Code of Conduct requires that the Company’s and CFBank’s employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s and CFBank’s best interest. All of the Company’s and CFBank’s employees are required to certify that they have reviewed and understand the Code of Conduct. In addition, all officers and senior level executives are required to certify as to any actual or potential conflicts of interest involving them and the Company and CFBank. The Company and CFBank also provide training for employees on the Code of Conduct and their legal obligations. Although the Company’s Code of Conduct is applicable to all employees of the Company and CFBank, including its principal executive officer, principal financial officer and controller, and generally meets the requirements of the Sarbanes-Oxley Act of 2002 with respect to the obligations of such persons, in 2004, the Company adopted a separate Financial Code of Ethics specifically applicable to its principal executive officer, principal financial officer and controller.
      Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Conduct. The Code of Conduct includes procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
      The Company’s Financial Code of Ethics, Code of Business Conduct and Ethics and Procedure for Reporting Complaints are available on the Company’s website at www.CFBankonline.com under the caption “CF News and Links — Investor Relations  — Corporate Governance.”

PROPOSAL 1. ELECTION OF DIRECTORS
      The number of directors is fixed at seven. Two directors, Mr. Aldrich and Mr. Allio, are to be elected to hold office until the Annual Meeting in 2009. Notwithstanding the foregoing, each director will serve until his successor is duly qualified and elected. The nominees are listed below. Should any nominee decline or be unable to accept such nomination or be unable to serve, an event which management does not now expect, the Board of Directors reserves the right in its discretion to substitute another person as a nominee or to reduce the number of nominees. In this event, the proxy holders may vote your shares in their discretion for any substitute nominee proposed by the Board of Directors unless you indicate otherwise.
      Both nominees currently are directors of the Company. There are no family relationships among any of the directors and executive officers. No directors hold directorships in other reporting companies. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company. The following is information regarding each nominee and each director continuing in office. Unless otherwise stated, each individual has held his current occupation for at least five years.
      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.
Nominees
      JEFFREY W. ALDRICH, retired, was President and Chief Executive Officer of Sterling China Co., a dishware manufacturing company in Wellsville, Ohio from November 1970 through 2005. Age 63. Director since 1979.
      MARK S. ALLIO has been the Chairman of the Company and CFBank since January 1, 2006 and President and Chief Executive Officer of the Company and Chief Executive Officer of CFBank since February 1, 2005. He was the Vice-Chairman of the Company and CFBank from February 1, 2005 thru December 31, 2005. Mr. Allio was President and Chief Executive Officer of Rock Bank, an affiliate of Quicken Loans, Inc. in Livonia, Michigan from April 2003 to December 2004, President of Third Federal Savings, MHC in Cleveland, Ohio from January 2000 to December 2002, Chief Financial Officer of Third Federal from 1988 through 1999, and has more than 29 years of banking and banking-related experience. Age 51. Director since 2003.
Continuing Directors
      THOMAS P. ASH has been Director of Governmental Relations at the Buckeye Association of School Administrators since August 2005. Prior to that time, Mr. Ash was Superintendent of Schools, Mid-Ohio Educational Service Center in Mansfield, Ohio from January 2000 through July 2005. Mr. Ash was the Superintendent of Schools, East Liverpool City School District in East Liverpool, Ohio from August 1984 to December 1999. As Superintendent at Mid-Ohio Educational Service Center and East Liverpool City School District, his experience included financial reporting and analysis, supervision/direction of financial staff members, GAAP reporting requirements and development of internal controls. Age 56. Director since 1985. Current term as director expires on the date of the Annual Meeting in 2007.
      WILLIAM R. DOWNING has been President of R. H. Downing, Inc., an automotive supply, sales and marketing agency in Akron, Ohio since June 1973. He is also Chairman and Chief Executive Officer of JohnDow Industries, Inc., a manufacturer and distributor of lubrication and fluid handling equipment which he founded in 1988. Age 60. Director since 2003. Current term as director expires on the date of the Annual Meeting in 2008.
      GERRY W. GRACE, retired, was President of Grace Services, Inc., a weed and pest control company located in Canfield, Ohio from April 1980 through 2005. Mr. Grace also served as a Trustee of Ellsworth Township, Ohio from 1976 through 2005. Age 66. Director since 1986. Current term as director expires on the date of the Annual Meeting in 2008.

      DAVID C. VERNON has been Vice-Chairman of the Company and CFBank since January 1, 2006 when he retired as Chairman of the Company and CFBank, a position he held from January 2003 through December 2005. Mr. Vernon was Chief Executive Officer of the Company and CFBank from January 2003 to January 2005 and President of the Company from March 2003 to January 2005. Mr. Vernon was Chairman, President and Chief Executive Officer of Founders Capital Corporation in Akron, Ohio from September 2002 to February 2003; a Strategic Planning Consultant to Westfield Bank in Westfield, Ohio from May 2000 to July 2002; a Consultant to Champaign National Bank in Urbana, Ohio from July 1999 to April 2002 and a Consultant to First Place Bank in Warren, Ohio from April 1999 to February 2001. While serving as a Consultant to Champaign National Bank, Mr. Vernon also served as a director and member of the Audit and Compensation Committees of that bank’s parent company, Futura Banc Corp. In February 1999, Mr. Vernon retired as Chairman, President and Chief Executive Officer of Summit Bank, a community bank he founded in January 1991. Age 65. Director since 2003. Current term as director expires on the date of the Annual Meeting in 2007.
      JERRY F. WHITMER is Of Counsel to Brouse McDowell, LPA, a law firm in Akron, Ohio, where he was a partner from 1971 through 2005. Age 70. Director since 2003. Current term as director expires on the date of the Annual Meeting in 2007.
Independence of Directors
      The Board of Directors has adopted Director Independence Standards to assist in determining the independence of each director. In order for a director to be considered independent, the Board of Directors must affirmatively determine that the director has no material relationship with the Company. In each case, the Board of Directors broadly considers all relevant facts and circumstances, including the director’s commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships and such other criteria as the Board of Directors may determine from time to time. These Director Independence Standards are available on the Company’s website at www.CFBankonline.com under the caption “CF News and Links — Investor Relations — Corporate Governance.”
      The Board of Directors has determined that Messrs. Aldrich, Ash, Downing, Grace and Whitmer meet these standards and are independent and, in addition, satisfy the independence requirements of the Nasdaq® Stock Market, Inc.
      Absent unusual circumstances, each director is expected to attend all annual and special meetings of shareholders. All the directors who were board members at the time of the 2005 Annual Meeting of Shareholders attended that meeting.
Meetings and Committees of the Board of Directors
      The Board of Directors of the Company is responsible for establishing broad corporate policies and for the overall performance of the Company. Directors discharge their responsibilities at Board meetings and committee meetings. The members of the Board of Directors of the Company also serve as members of the Board of Directors of the Bank. The Board of Directors of the Company meets at least quarterly, and the Board of Directors of the Bank meets on a monthly basis. Both Boards may have additional meetings as needed. During the year ended December 31, 2005, the Board of Directors of the Company held seven meetings, one of which was a special meeting, the Independent Directors of the Company held two meetings, and the Board of Directors of the Bank held 12 meetings. Mr. Aldrich attended 71% of the number of meetings of the Boards and Company committees on which he served. No other director attended fewer than 75% of the aggregate number of Board meetings and meetings of committees on which he served. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:
      Audit Committee. The Audit Committee consists of Messrs. Ash, Grace and Whitmer. Each member of the Committee is independent as defined in the corporate governance listing standards of the Nasdaq® Stock Market, Inc. and the Company’s Director Independence Standards. Mr. Ash is the Audit Committee financial expert and is independent of management. The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee Charter is available on the Company’s website at

www.CFBankonline.com under the caption “CF News and Links — Investor Relations  — Corporate Governance.” This committee is primarily responsible for overseeing the engagement, independence and services of our independent auditors and is also responsible for the review of audit reports and management’s actions regarding the implementation of audit findings and review of compliance with all relevant laws and regulations. The Audit Committee met nine times during 2005.
Audit Committee Report
      The Audit Committee operates under a written charter adopted by the Board of Directors. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the Nasdaq® Stock Market, Inc.
      The Company’s management is responsible for the Company’s internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.
      In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.
      In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent auditors the auditors’ independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.
      The Audit Committee discussed with the Company’s independent auditors the overall scope of plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
      In performing all of these functions, the Audit Committee acts only in the oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has a primary responsibility for financial statement and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company’s financial statements to U.S. generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with U.S. generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent auditors are in fact “independent”.
      In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of the Company’s independent auditors.
Thomas P. Ash, Chairman, Gerry W. Grace and Jerry F. Whitmer
      Compensation and Management Development Committee. The Compensation and Management Development Committee consists solely of Directors Ash, Downing and Whitmer. Each member of the Committee is independent as defined in the corporate governance listing standards of the Nasdaq® Stock Market, Inc. and the Company’s Director Independence Standards. The committee is responsible for establishing compensation and benefits for the Chief Executive Officer and for reviewing the incentive compensation programs when necessary, in addition to reviewing matters regarding compensation and fringe benefits for other officers and employees of the Company and CFBank. The committee meets on an as-needed basis. The Compensation and Management Development Committee of the Company met two times in 2005. The Compensation and Management Development Committee has a charter, which is available on the Company’s website at www.CFBankonline.com under the caption “CF News and Links — Investor Relations — Corporate Governance.”
      Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee actively seeks individuals to become Board members who have the highest personal and professional character and integrity, who possess appropriate characteristics, skills, experience and time to make a significant contribution to the Board of Directors, the Company and its shareholders, who have demonstrated exceptional ability and judgment, and who will be most effective, in the context of the whole Board of Directors and other nominees to the Board of Directors, in perpetuating the success of the Company and in representing shareholders’ interests. The Committee may employ professional search firms, for which it would pay a fee to assist it in identifying potential members of the Board of Directors with the desired skills and disciplines.
      The Committee will consider shareholder nominations for director on the same basis and in the same manner as it considers nominations for director from any other source. Any shareholder may submit a nomination in writing to the Chair, Corporate Governance and Nominating Committee, c/o Corporate Secretary, Central Federal Corporation, 2923 Smith Road, Fairlawn, Ohio 44333. The nominations must be accompanied by all the information relating to the nominee required by the Company’s Bylaws and the Securities and Exchange Commission’s proxy rules. The Company’s Bylaws provide that, to be considered timely, any shareholder nomination for director generally must be received in writing by the Corporate Secretary at least 90 days before the date fixed for the next Annual Meeting of shareholders; provided, however, under certain unusual circumstances a nomination received as late as the 10th day after the mailing of a notice of an Annual Meeting of Shareholders may be considered. A copy of the full text of the Bylaw provisions relating to shareholder nominations may be obtained by writing to the Corporate Secretary at 2923 Smith Road, Fairlawn, Ohio 44333.
      The Committee considers candidates for director nominees based on factors it deems appropriate. These factors may include judgment, character, background, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. In addition, because the Company is primarily a community financial services company, board candidates must be highly regarded members of the community in which the Company provides financial services.
      The Corporate Governance and Nominating Committee met two times in 2005 and is currently composed of three directors: Messrs. Aldrich, Grace and Whitmer. Each member of the Committee is independent as defined in the corporate governance listing standards of the Nasdaq® Stock Market, Inc. and the Company’s Director Independence Standards.
      The Corporate Governance and Nominating Committee charter is available on the Company’s website at www.CFBankonline.com under the caption “CF News and Links — Investor Relations — Corporate Governance.”

      Committee Charters and Other Corporate Governance Documents. The Audit Committee Charter, Compensation and Management Development Committee Charter, Corporate Governance and Nominating Committee Charter, Corporate Governance Guidelines, Director Independence Standards, Code of Business Conduct and Ethics, Financial Code of Ethics and Procedures for Reporting Complaints are available on the Company’s website at www.CFBankonline.com under the caption “CF News and Links — Investor Relations — Corporate Governance.” You also may receive copies without charge by writing to: Corporate Secretary, Central Federal Corporation, 2923 Smith Road, Fairlawn, Ohio 44333.
Communications with Directors
      The Board of Directors also has adopted a process by which shareholders and other interested parties may communicate with the Board, any individual director, any committee chair or the non-management directors as a group by e-mail or regular mail. Communications by e-mail should be sent to EllyMackus@CFBankmail.com. Communications by regular mail should be sent to the attention of the Board of Directors; any individual director by name; Chair, Audit Committee; Chair, Compensation and Management Development Committee; Chair, Corporate Governance and Nominating Committee or to the Non-Management Directors, c/o Corporate Secretary, Central Federal Corporation, 2923 Smith Road, Fairlawn, Ohio 44333. All communications will be reviewed by management to determine whether the communication requires immediate action. Management will pass on all communications received, or a summary of such communications, to the appropriate director or directors.
Directors’ Compensation
      Directors’ Fees. Each director is paid an annual retainer in the amount of $15,000, which includes a retainer of $3,000 for service as a director of the Company and a retainer of $12,000 for service as a director of CFBank. The Chairman of the Board receives an additional $9,500 per year.
      1999 Stock-based Incentive Plan and Second Amended and Restated 2003 Equity Compensation Plan. The Company maintains the 1999 Stock-Based Incentive Plan and the Second Amended and Restated 2003 Equity Compensation Plan for the benefit of employees and outside directors of the Company and CFBank. On May 19, 2005, the Board of Directors awarded Messrs. Aldrich, Ash, Downing, Grace and Whitmer 1,000 shares of restricted Company common stock each that will vest ratably over five years at the rate of 200 shares per year on each May 31st commencing May 31, 2006 and ending May 31, 2010. These stock awards all vest fully upon the director’s death, disability or a change in control of the Company or CFBank. On May 19, 2005, the Board of Directors awarded Mssrs. Aldrich, Ash, Downing, Grace and Whitmer 2,000 options to purchase Company common stock at $10.42 per share, the market price of the stock on that date. These options vested on December 31, 2005.

EXECUTIVE COMPENSATION
      Summary Compensation Table. The following table shows for 2005, 2004 and 2003, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to the chief executive officer and the next four most highly paid executive officers of the Company who received salary and bonus in excess of $100,000 during 2005.
Summary Compensation Table

					Long Term Compensation
		Annual Compensation
						Securities
				Other Annual	Restricted	Underlying	LTIP	All Other
		Salary		Compensation	Stock Awards	Options/SARs	Payouts	Compensation
Name and Position	Year	($) (1)	Bonus ($)	($) (2) (11)	($) (3)	(#) (4)	($) (5)	($) (6)

David C. Vernon(7), (11)	2005	120,000	—	13,200	31,260	7,000	—	24,500
Chairman	2004	126,154	—	13,200	37,800	15,000	—	24,500
	2003	109,716	—	11,000	176,944	39,390	—	24,500

Mark S. Allio	2005	160,417	—	—	52,100	24,474	—	15,000
Vice-Chairman, President	2004	—	—	—	12,600	—	—	15,000
and Chief Executive Officer	2003	—	—	—	6,975	—	—	8,750

Eloise L. Mackus(8)	2005	100,000	5,000	—	20,840	3,000	—	—
Senior Vice President,	2004	105,128	10,000	—	18,900	7,500	—	—
General Counsel and Secretary	2003	44,231	—	—	38,100	7,000	—	—

Raymond E. Heh(9)	2005	115,000	5,000	—	31,260	7,000	—	—
President and Chief	2004	120,898	—	—	25,200	11,132	—	—
Operating Officer, CFBank	2003	52,904	—	—	37,710	12,000	—	—

R. Parker MacDonell (10)	2005	105,000	—	—	—	5,000	—	—
President, Columbus	2004	105,128	—	—	25,200	7,500	—	—
Region, CFBank	2003	61,538	—	—	69,000	14,000	—	—

Notes to Summary Compensation Table:

(1)	Salary includes amounts deferred pursuant to the Company’s 401(k) plan.

(2)	There were no (a) perquisites over the lesser of $50,000 or 10% of the individual’s total salary and bonus, except Mr. Vernon, see (11) below, (b) above-market or preferential earnings on restricted stock, options or deferred compensation, (c) payments, or deferral of payments of earnings with respect to long-term incentive plans, (d) tax payment reimbursements or (e) preferential discounts on stock.

(3)	On May 19, 2005, Mr. Vernon, Mr. Allio, Ms. Mackus, and Mr. Heh were granted 3000, 5,000, 2,000 and 3,000 shares of restricted stock, respectively which vest at a rate of 20% each year over 5 years beginning on May 31, 2006. On April 15, 2004, Mr. Vernon, Ms. Mackus, Mr. Heh and Mr. MacDonell were granted 3000, 1,500, 2,000 and 2,000 shares of restricted stock, respectively which vest on March 31, June 30, May 31 and March 31, 2007, respectively. On January 16, 2003, Mr. Vernon was granted 3,875 shares of restricted stock which vest at a rate of 20% each year over 5 years beginning on January 16, 2004. On April 17, 2003, Mr. Vernon and Mr. MacDonell were granted 12,000 and 6,000 shares of restricted stock, respectively, which vest at a rate of one-third each year over 3 years beginning on March 31, 2004. On June 9, and July 7, 2003, Mr. Heh and Ms. Mackus were each granted 3,000 shares of restricted stock which vest at a rate of one-third each year over 3 years beginning on May 31, 2004 and June 30, 2004, respectively. At December 31, 2005, the value of unvested shares of restricted stock granted to Mr. Vernon, Mr. Allio, Ms. Mackus, Mr. Heh and Mr. MacDonell; 12,325, 5,500, 4,500, 6,000 and 4,000 shares, respectively, totaled $96,628, $43,120, $35,280 $47,040 and $31,360, respectively, based on the closing price of the Company’s stock at that date. Dividends on unvested shares are paid to the grantees.

(4)	On May 19, 2005, Mr. Vernon, Mr. Allio, Ms. Mackus, Mr. Heh and Mr. MacDonell were granted 7,000, 24,474, 3,000, 7,000, and 5,000 options, respectively, which vested on December 31, 2005. On April 15, 2004, Mr. Vernon, Ms. Mackus, Mr. Heh and Mr. MacDonell were granted 15,000, 7,500, 7,500 and 7,500 options, respectively, which vested at a rate of one-third on March 31, 2005 and the remainder vested on June 23, 2005. On March 18, 2004, Mr. Heh was granted 3,632 options which vested at a rate of one-third on March 31, 2005 and the remainder vested on June 23, 2005. On January 16, 2003,

Mr. Vernon was granted 11,390 options which vested at a rate of 20% each year on January 16, 2004 and 2005, and the remainder vested on June 23, 2005. On April 17, 2003, Mr. Vernon and Mr. MacDonell were granted 28,000 and 14,000 options, respectively, which vested at a rate of one-third each year on March 31, 2004 and 2005 and the remainder vested on June 23, 2005. On June 9, 2003, Mr. Heh was granted 12,000 options which vested at a rate of one-third each year on May 31, 2004 and 2005 and the remainder vested on June 23, 2005. On July 7, 2003, Ms. Mackus was granted 7,000 options which vested at a rate of one-third on June 30, 2004 and the remainder vested on June 23, 2005.

(5)	The Company had no long-term incentive plans in existence during 2005, 2004 and 2003.

(6)	Other compensation includes director fees paid to Mr. Vernon and Mr. Allio.

(7)	Mr. Vernon was appointed Chief Executive Officer on February 20, 2003 and President on April 23, 2003 and served until February 1, 2005. Mr. Allio was named Chief Executive Officer and President on February 1, 2005.

(8)	Ms. Mackus was appointed Senior Vice President, General Counsel and Secretary in July 2003.

(9)	Mr. Heh was appointed President and Chief Operating Officer, CFBank in June 2003.

(10)	Mr. MacDonell was appointed President, Columbus Region, CFBank in May 2003.

(11)	Mr. Vernon receives $1,100 per month auto and country club allowances per his employment contracts.
      Option/ SAR Grants Table. The following table shows stock options granted to the named executive officers of the Company in 2005.

Option/ SAR Grants in Last Fiscal Year
(Individual Grants)

		Percent of
	Number of	Total
	Securities	Options/SARs
	Underlying	Granted to	Exercise or
	Options/SARs	Employees in	Base Price	Expiration
Name	Granted (#)(1)	Fiscal Year	($/share)	Date

David C. Vernon	7,000	8.09%	$10.42	5/19/2015

Mark S. Allio	24,474	28.30%	$10.42	5/19/2015

Eloise L. Mackus	3,000	3.47%	$10.42	5/19/2015

Raymond E. Heh	7,000	8.09%	$10.42	5/19/2015

R. Parker MacDonell	5,000	5.78%	$10.42	5/19/2015

(1)	Options vested on December 31, 2005.
      Aggregate Option/ SAR Exercises And Year-End Option Value Table. The following table shows information concerning the number and value of stock options held by the named executive officers at December 31, 2005, measured in terms of the $7.84 closing price of the Company’s common stock on December 31, 2005. On June 23, 2005, the Board of Directors approved the accelerated vesting of all unvested stock options awarded prior to 2005 under the 1999 Stock Based Incentive Plan and the 2003 Equity Compensation Plan. As a result of the acceleration, unvested options granted in 2003 and 2004, which otherwise would have vested on various dates through January 16, 2008, became immediately exercisable. All other terms and conditions applicable to options granted under these plans, including the exercise prices and the number of shares subject to the accelerated options, are unchanged. The decision to accelerate the vesting of these options was related to the issuance of Statement of Financial Accounting Standard No. 123 (revised 2004), Share Based Payment (SFAS 123R). In accordance with the provisions of SFAS 123R, the Company will adopt the pronouncement on January 1, 2006 and believes the above-mentioned acceleration of vesting will eliminate compensation expense related to these options of approximately $115 and $33 in 2006 and 2007. The total expense is reflected in the pro forma footnote disclosure in Note 1 of the Company’s audited financial statements, as permitted under the transition guidance provided by the Financial Accounting Standards Board. As a result of the acceleration of the vesting of these options, the Company currently has no options which are unvested at January 1, 2006. Future option grants will be accounted for in accordance with SFAS 123R.
Aggregated Option/ SAR Exercises in Last Fiscal Year and Year-End Option/ SAR Value Table

					Value of
			Number of		Unexercised
			Unexercised		In-the-Money
	Shares		Options/SARs at		Option/SARs
	Acquired		December 31, 2005		at December 31, 2005 (1)
	on	Value
	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Name	(#)	($)	(#)	(#)	($)	($)

David C. Vernon	—	$—	61,390	—	$—	$—

Mark S. Allio	—	—	24,474	—	—	—

Eloise L. Mackus	—	—	17,500	—	—	—

Raymond E. Heh	—	—	30,132	—	—	—

R. Parker MacDonell	—	—	26,500	—	—	—

(1)	The difference between the option exercise price and the fair market value of the underlying shares at December 31, 2005.
      Employment Agreements. CFBank and the Company maintain employment agreements with David C. Vernon, who was President and Chief Executive Officer of the Company and Chief Executive Officer of CFBank (the Executive) until January 31, 2005. The original Employment Agreements provided for a three-year term. In May 2004, the Board of Directors extended the agreements for 2 years, until February 28, 2008. Effective February 28, 2003, the base salary for Mr. Vernon was $120,000. In addition to base salary, the Employment Agreements provide for, among other things, participation in various employee benefit plans and stock-based compensation programs, as well as furnishing certain fringe benefits available to similarly-situated executive personnel. The Employment Agreements provide for termination by CFBank or the Company for cause (as described in the agreement) at any time. In the event CFBank or the Company choose to terminate the Executive’s employment for reasons other than for cause, or in the event of the Executive’s resignation from CFBank or the Company upon: (i) failure to re-elect the Executive to his current offices; (ii) a material change in the Executive’s functions, duties or responsibilities; (iii) a relocation of the Executive’s principal place of employment by more than 25 miles; (iv) a material reduction in the benefits and perquisites to the Executive; (v) liquidation or dissolution of CFBank or the Company; or (vi) a breach of the Employment Agreements by CFBank or the Company, the Executive or, in the event of the Executive’s death, the Executive’s beneficiary would be entitled to receive an amount generally equal to the remaining base salary and bonus payments that would have been paid to the Executive during the remaining term of the Employment Agreements, plus all benefits that would have been provided to the Executive during the remaining term of the agreements.
      Under the agreements, if involuntary or voluntary termination (under certain circumstances) followed a change in control of CFBank or the Company, the Executive or, in the event of the Executive’s death, the Executive’s beneficiary is entitled to a severance payment equal to the greater of (i) the payments due for the remaining terms of the agreements; or (ii) three times the average of the five preceding taxable years’ annual compensation. CFBank and the Company would also continue the Executive’s life, health, and disability coverage for thirty-six months. Notwithstanding that both Employment Agreements provided for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement.
      The Employment Agreements were amended in December 2004 in connection with a management succession plan whereby Mark S. Allio was appointed President and Chief Executive Officer of the Company and Chief Executive Officer of CFBank effective February 1, 2005. The terms of the amended Employment Agreements provide that effective February 1, 2005 and so long as Mr. Vernon continues to serve, if elected, as a director, Mr. Vernon would be Chairman of the Board of Directors through December 31, 2005 and, thereafter, Vice-Chairman of the Board of Directors until his expected retirement date in February 2008. At that time Mr. Vernon will be named Chairman Emeritus and remain a director, if elected, and will continue to serve as a consultant or employee and be available to perform special project services for and on behalf of the Company and CFBank at a compensation level commensurate with his duties and responsibilities, but in any event not less than $100 per month until April 17, 2014.
      Payments to the Executive under CFBank’s Employment Agreement are guaranteed by the Company in the event that payments or benefits are not paid by CFBank. Payments under the Company’s Employment Agreement are to be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the Employment Agreements are to be paid by CFBank or the Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The Employment Agreements also provide that CFBank and the Company indemnify the Executive to the fullest extent allowable under federal, Ohio and Delaware law, respectively.
      Salary Continuation Agreement. In 2004, CFBank initiated a nonqualified Salary Continuation Agreement for Mr. Vernon. Under the plan, CFBank pays him, or his beneficiary, a retirement benefit of $25,000 annually for 20 years beginning the earlier of March 2008 or termination of his employment.
Additional Information About Directors and Executive Officers
      Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulations of the Securities and Exchange Commission to furnish the Company copies of all Section 16(a) reports they file.
      Based solely on a review of the copies of all such reports of ownership furnished to the Company, or written representations that no forms were necessary, we believe there were no known failures to file a required Form. For the year ended December 31, 2005, five reports were filed late for Mr. Allio, which resulted in five transactions not reported on a timely basis. These late transactions were subsequently reported on Form 4s. For the year ended December 31, 2005, one report was filed late for Mr. Aldrich, which resulted in one transaction not being reported on a timely basis. The late transaction was subsequently reported on a Form 4.
      Certain Relationships and Related Transactions. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. CFBank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of CFBank’s capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.
      In November 2005, a majority of the disinterested members of the Board of Directors approved a line of credit for $1.4 million to a company that is 100% owned by Mr. Downing. The line of credit matures in December 2008, bears interest at a fixed rate of 7.5% and is collateralized by certain assets of the company. The loan was made on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with the general public.
      Richard J. O’Donnell is the former President of Reserve Mortgage Services, Inc. (Reserve), the mortgage banking subsidiary that later merged into and became a division of CFBank. Mr. O’Donnell owns 100% of Reserve 1730 Limited, the company that owns and manages the office building at

1730 Akron-Peninsula Road, Akron, Ohio 44313, where CFBank’s main residential mortgage origination office is located. Lease agreements between CFBank and Reserve 1730 Limited include monthly rental payments of approximately $7,000, increasing 3% annually through the terms of the leases, which expire at various times from May 2007 through December 2009. Rent paid by CFBank to Reserve 1730 Limited in 2005 totaled $85,552. Rental payments to be paid over the terms of the leases total approximately $224,000.
      On December 19, 2005, Mr. O’Donnell filed a request for arbitration in Akron, Ohio against CFBank. He contends that CFBank owes him $600,000 for breaching an employment agreement between him and CFBank by discharging him without just cause. CFBank responded by denying that it breached the employment agreement in that CFBank had just cause to discharge him for flagrant misconduct and malfeasance, alleging causes of action for breach of contract, breach of fiduciary duty, and breach of duty of loyalty. The arbitration is in the discovery stage and the outcome cannot be determined at this time. Mr. O’Donnell owned 5.5% of the Company’s outstanding shares at the time the dispute arose. In January 2006, the Company issued 2.3 million shares of its common stock in a public stock offering and, as a result of the increase in the number of outstanding shares, Mr. O’Donnell’s ownership has been reduced to 2.7%.
PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
      The Board of Directors has appointed Crowe Chizek and Company LLC to be its auditors for 2006, subject to ratification by shareholders. A representative of Crowe Chizek and Company LLC will be present at the Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.
      If ratification of the appointment of the auditors is not approved by a majority of the votes cast by shareholders at the Meeting, other independent auditors will be considered by the Board of Directors.
      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF CROWE CHIZEK AND COMPANY LLC AS THE COMPANY’S INDEPENDENT AUDITORS FOR 2006.
      The following table sets forth the fees billed to the Company for 2005 and 2004 by Crowe Chizek and Company LLC:

	2005	2004

Audit Fees	$48,000	$60,500

Audit-Related Fees	81,650	9,450

Tax Fees	10,300	11,850

All Other Fees	4,900	—

Total	$144,850	$81,800

      Audit-related fees were related to Crowe Chizek and Company LLC’s review of the Company’s filings with the Securities and Exchange Commission during 2005 and 2004. Tax fees were related to Crowe Chizek and Company LLC’s preparation of the Company’s federal and state tax returns. Other fees were related to implementation of Section 404 of the Sarbanes-Oxley Act of 2002 and accounting treatment of various transactions during 2005, including loan securitization and redemption of FHLB stock.
      The Company’s Audit Committee must pre-approve all engagements of the independent auditor by the Company and its subsidiaries, including CFBank, as required by the Audit Committee’s charter and the rules of the Securities and Exchange Commission. Prior to the beginning of each fiscal year, the Audit Committee will approve an annual estimate of fees for engagements, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. In addition, the Audit Committee will evaluate known potential engagements of the independent auditor, including the scope of the proposed work to be performed and the proposed fees, and approve or reject each service. Management may present additional services for approval at subsequent committee meetings. The Audit Committee has delegated to the Audit Committee Chairman the authority to evaluate and approve engagements on behalf of the Audit Committee in the event a need arises for pre-approval between Committee meetings and in the event the engagement for services was within the annual estimate but not specifically approved. If the Chairman so approves any such engagements, he will report that approval to the full Committee at the next Committee meeting.
      Since the effective date of the Securities and Exchange Commission’s rules regarding strengthening auditor independence, all the audit, audit-related, tax and other services provided by Crowe Chizek and Company LLC were pre-approved in accordance with the Audit Committee’s policies and procedures.
STOCK OWNERSHIP
Security Ownership of Certain Beneficial Owners
      As of March 15, 2006 there were no persons known by the Company to be beneficial owners of more than 5% of the Company’s outstanding common stock.
Security Ownership of Directors and Executive Officers
      The following table sets forth information as of March 15, 2006 with respect to the amount of shares of Company common stock considered to be owned by each director or nominee for director of the Company, by each executive officer named in the Summary Compensation Table and by all directors and executive officers of the Company as a group. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

	Amount and Nature
	of Beneficial
	Ownership

	Shares	Percent

Mark S. Allio, Chairman of the Board, President and Chief Executive Officer(1)	123,020	2.7%

David C. Vernon, Vice-Chairman of the Board(2)	110,177	2.4%

Jeffrey W. Aldrich, Director(3)	36,790	0.8%

Thomas P. Ash, Director(4)	36,672	0.8%

William R. Downing, Director(5)	35,692	0.8%

Gerry W. Grace, Director(4)	52,572	1.2%

Jerry F. Whitmer, Director(6)	9,500	0.2%

Eloise L. Mackus, Senior Vice President, General Counsel and Secretary(7)	29,000	0.6%

Raymond E. Heh, President and Chief Operating Officer, CFBank(8)	39,132	0.9%

R. Parker MacDonell, President, Columbus Region, CFBank(9)	92,171	2.0%

All directors and executive officers as a group (12 persons)(10)	599,726	12.6%

(1)	On January 1, 2006, Mr. Allio assumed the role of Chairman, and Mr. Vernon, who had been serving as Chairman, became Vice-Chairman. Includes 5,500 shares awarded to Mr. Allio pursuant to the Company’s equity compensation plans which have not yet vested, but as to which he may provide voting recommendations. Includes 24,474 shares which may be acquired by exercising stock options within 60 days.

(2)	On January 1, 2006, Mr. Vernon, who had been serving as Chairman, became Vice-Chairman, and Mr. Allio assumed the role of Chairman. Includes 11,550 shares awarded to Mr. Vernon pursuant to the Company’s equity compensation plans which have not yet vested, but as to which he may provide voting recommendations. Includes 61,390 shares which may be acquired by exercising stock options within 60 days. Also includes 412 shares owned by M. Catherine Vernon, Mr. Vernon’s spouse.

(3)	Includes 1,000 shares awarded to Mr. Aldrich pursuant to the Company’s equity compensation plans which have not yet vested, but as to which he may provide voting recommendations. Includes

11,694 shares which may be acquired by exercising stock options within 60 days. Also includes 23,322 shares owned by Jean Aldrich, Mr. Aldrich’s spouse.

(4)	Includes 1,000 shares awarded to these outside directors pursuant to the Company’s equity compensation plans which have not yet vested, but as to which they may provide voting recommendations. Includes 11,694 shares which may be acquired by exercising stock options within 60 days.

(5)	Includes 1,500 shares awarded to Mr. Downing pursuant to the Company’s equity compensation plans which have not yet vested, but as to which he may provide voting recommendations. Includes 2,000 shares which may be acquired by exercising stock options within 60 days. Also includes 16,192 shares owned by R.H. Downing, Inc., which is 100% owned by Mr. Downing, and 10,000 shares owned by Mary Downing Trust, of which Mr. Downing is trustee.

(6)	Includes 1,500 shares awarded to Mr. Whitmer pursuant to the Company’s equity compensation plans which have not yet vested, but as to which he may provide voting recommendations. Includes 2,000 shares which may be acquired by exercising stock options within 60 days.

(7)	Includes 4,500 shares awarded to Ms. Mackus pursuant to the Company’s equity compensation plans which have not yet vested, but as to which she may provide voting recommendations. Includes 17,500 shares which may be acquired by exercising stock options within 60 days.

(8)	Includes 6,000 shares awarded to Mr. Heh pursuant to the Company’s equity compensation plans which have not yet vested, but as to which he may provide voting recommendations. Includes 30,132 shares which may be acquired by exercising stock options within 60 days.

(9)	Includes 4,000 shares awarded to Mr. MacDonell pursuant to the Company’s equity compensation plans which have not yet vested, but as to which he may provide voting recommendations. Includes 26,500 shares which may be acquired by exercising stock options within 60 days. Also includes 15,000 shares owned by Columbus Tomorrow Fund, which is 12.5% owned by Mr. MacDonell.

(10)	Includes 43,050 shares awarded to all directors and executive officers as a group pursuant to the Company’s equity compensation plans which have not yet vested, but as to which they may provide voting recommendations. Includes 221,578 shares which may be acquired by exercising stock options within 60 days.
Miscellaneous
      The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company’s common stock. Directors, officers and regular employees of the Company may also solicit proxies personally or by telephone and will not receive additional compensation for these activities.
Shareholder Proposals
      If a shareholder desires to have a proposal included in the Company’s proxy statement and form of proxy for the 2007 annual meeting of shareholders, the proposal must conform to the requirements of Exchange Act Rule 14a-8 and other applicable proxy rules and interpretations of the Securities and Exchange Commission concerning the submission and content of proposals and must be received by the Company, at 2923 Smith Road, Fairlawn, Ohio 44333, prior to the close of business on December 20, 2006. In order for a shareholder’s proposal outside of Rule 14a-8 under the Exchange Act to be considered timely within the meaning of Exchange Act Rule 14a-4(c), the proposal must be received by the Company at the same address not later than March 5, 2007.
      Shareholder nominations for director are discussed above under the caption “Corporate Governance and Nominating Committee.”

      A COPY OF THE FORM 10-KSB (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 2005, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS OF RECORD UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, CENTRAL FEDERAL CORPORATION, 2923 SMITH ROAD, FAIRLAWN, OHIO 44333.

BY ORDER OF THE BOARD OF DIRECTORS

Eloise L. Mackus
Corporate Secretary
Fairlawn, Ohio
April 18, 2006
      YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

CENTRAL FEDERAL CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
MAY 18, 2006
10:00 A.M. LOCAL TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints the official proxy committee of the Board of Directors of Central Federal Corporation (the “Company”), each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held at the Fairlawn Country Club located at 200 North Wheaton Road, Fairlawn, Ohio on Thursday, May 18, 2006 at 10:00 a.m., local time, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such Meeting as follows:
(1)	The election as directors of all nominees listed (except as marked to the contrary below).
Jeffrey W. Aldrich
Mark S. Allio

FOR	VOTE WITHHELD	FOR ALL EXCEPT

INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK “FOR ALL EXCEPT” AND WRITE THAT NOMINEE’S NAME ON THE LINE PROVIDED BELOW.

(2)	The ratification of the appointment of Crowe Chizek and Company LLC as independent auditors of the Company for the year ending December 31, 2006.

FOR	AGAINST	ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGEMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated April 18, 2006 and of the Annual Report to Shareholders.
Please sign exactly as you name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.
Dated:__________________________
__________________________________
SIGNATURE OF SHAREHOLDER
__________________________________
SIGNATURE OF SHAREHOLDER
PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

Dear CFBank Employees’ Savings & Profit Sharing Plan and Trust Participant:
     On behalf of the Board of Directors, I am forwarding you the attached Vote Authorization Form for the purpose of conveying your voting instructions to Bank of New York (the “Trustee”) on the proposals to be presented at the Annual Meeting of Shareholders of Central Federal Corporation (the “Company”) on May 18, 2006. Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Shareholders and a copy of the Company’s Annual Report to Shareholders.
     As a participant in the CFBank Employees’ Savings & Profit Sharing Plan and Trust, you are entitled to direct the Trustee on how to vote the shares of Company common stock in your account as of April 7, 2006, the Annual Meeting record date. These shares will be voted as directed by you provided your instructions are received by the Trustee by May 11, 2006. Please note that if this voting instruction card is not property completed and signed, or if it is not timely received by the designated tabulator, shares allocated to a participant’s account will be voted in the same proportion as shares of Company common stock for which directions have been received, unless The Bank of New York determines to vote otherwise, consistent with its obligations under ERISA.
     In order to direct the voting of shares of Company common stock in your account, please complete and sign the enclosed Vote Authorization Form and return it in the enclosed postage-paid envelope no later than May 11, 2006. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Bank.
Sincerely,

Mark S. Allio
Chairman, President & Chief Executive Officer

VOTE AUTHORIZATION FORM
I understand that The Bank of New York, (the “Trustee”), is the holder of record and custodian of all shares of Central Federal Corporation common stock allocated to me under the CFBank Employees’ Savings & Profit Sharing Plan and Trust. Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Shareholders to be held on May 18, 2006.
Accordingly, vote my shares as follows:

(1)	The election as directors of all nominees listed (except as marked to the contrary below).

Jeffrey W. Aldrich Mark S. Allio

FOR	VOTE WITHHELD	FOR ALL EXCEPT

INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK “FOR ALL EXCEPT” AND WRITE THAT NOMINEE’S NAME ON THE LINE PROVIDED BELOW.

(2)	The ratification of the appointment of Crowe Chizek and Company LLC as independent auditors of the Company for the year ending December 31, 2006.

FOR	AGAINST	ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS
The Trustee is hereby authorized to vote all shares in my account in its trust capacity as indicated above.

Date	Signature
Please date, sign and mail this form in the enclosed postage-paid envelope no later than May 11, 2006.

Dear Stock Award Recipient:
On behalf of the Board of Directors, I am forwarding you the Attached Vote Authorization Form for the purpose of conveying your voting instruction to First Banker’s Trust (the “Trustee”) on the proposals to be presented at the Annual Meeting of Shareholders of Central Federal Corporation (the “Company”) on May 18, 2006. Also enclosed is Notice and Proxy Statement for the Company’s Annual Meeting of Shareholders and a copy of the Company’s Annual Report to Shareholders.
As a participant in the Central Federal Corporation 1999 Stock-Based Incentive Plan (the “Incentive Plan”) you are entitled to vote all unvested shares of restricted stock awarded to you under the Incentive Plan as of April 7, 2006. The Incentive Plan Trustee will vote those shares of the Company stock in accordance with instructions it receives from you and the other Stock Award recipients. Shares of restricted stock for which instructions are not received by May 11, 2006, will not be voted by the Incentive Plan Trustee, as directed by the Company.
At this time, in order to direct the voting of Company common stock awarded to you under the Incentive Plan, you must complete and sign the enclosed Vote Authorization Form and return it in the accompanying postage-paid envelope no later than May 11, 2006.
Sincerely,
Mark S. Allio
Chairman, President & Chief Executive Officer

Name	INCENTIVE PLAN
Shares
VOTE AUTHORIZATION FORM
     I understand that First Banker’s Trust (the “Trustee”), is the holder of record and custodian of all shares of Central Federal Corporation (the “Company”) common stock held in trust for the Central Federal Corporation 1999 Stock-Based Incentive Plan (Incentive Plan). Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Shareholders to be held on May 18, 2006.
Accordingly, I vote my shares as follows:

(1)	The election as directors of all nominees listed (except as marked to the contrary below).

Jeffrey W. Aldrich Mark S. Allio

FOR	VOTE WITHHELD	FOR ALL EXCEPT

INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK “FOR ALL EXCEPT” AND WRITE THAT NOMINEE’S NAME ON THE LINE PROVIDED BELOW.

(2)	The ratification of the appointment of Crowe Chizek and Company LLC as independent auditors of the Company for the year ending December 31, 2006.

FOR	AGAINST	ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.
The Incentive Plan Trustee is hereby authorized to vote all unvested shares of Company common stock awarded to me under the Incentive Plan in its trust capacity as indicated above.

Date	Signature
Please date, sign and mail this form in the enclosed postage-paid envelope no later than May 11, 2006.